                                                                    Exhibit 99.1

                                                        12500 West Creek Parkway
                                                              Richmond, VA 23238
                                                            Phone (804) 484-7700
                                                              FAX (804) 484-7701

                                  NEWS RELEASE

--------------------------------------------------------------------------------
FOR MORE INFORMATION:
                                                  INVESTOR CONTACT:
MEDIA CONTACT:                                    KEVIN COLLIER
CHERYL MOORE                                      DIRECTOR, INVESTOR RELATIONS
DIRECTOR, CORPORATE COMMUNICATIONS                (804) 287-8109
(804) 484-6273

                    PERFORMANCE FOOD GROUP REPORTS NET SALES
                        INCREASE OF 11.5% TO $1.5 BILLION

     -    NET SALES INCREASED 11.5% TO $1.5 BILLION
     -    NET EARNINGS DECLINED TO $17.8 MILLION
     -    EPS AMOUNTED TO $0.37 PER SHARE DILUTED

RICHMOND, VA. (NOV. 2, 2004) - Performance Food Group (Nasdaq/NM:PFGC) today announced results for the third quarter ended October 2, 2004.

Net sales for the third quarter of 2004 grew to $1.5 billion, an increase of 11.5% from $1.4 billion in the year-earlier period. Net earnings and earnings per share declined approximately 18% to $17.8 million and $0.37 per share diluted, as a result of the previously disclosed impact of recent hurricanes and slower category growth of retail packaged salads on third quarter results. Inflation for the quarter amounted to approximately 4%. Third quarter sales growth was comprised solely of internal growth in each of the business segments.

Net sales for the first nine months were $4.6 billion, an increase of 13.5% from $4.0 billion in the year-earlier period. Net earnings for the same period declined 29% to $44 million compared to $62 million in the prior year. Net earnings per share diluted declined 27% to $0.93 versus $1.28 in the same period last year. Inflation for the year to date period was approximately 5%.

Bob Sledd, Chairman and Chief Executive Officer noted, "We are pleased with our solid internal sales growth of 11.5% in the quarter despite the recent hurricane-related challenges in the Southeast markets. Our third quarter results represent the 39th consecutive quarter in which sales have increased compared to the same period in the previous year. Both our Broadline and Customized distribution segments continued to generate solid growth in the quarter. In our Fresh-cut business, we remain focused on optimizing our infrastructure to drive our future earnings growth in the segment."

"Broadline distribution sales for the quarter increased 13% as a result of our continued account penetration with existing customers and the addition of new customers. Inflation in the segment was approximately 4% in the quarter. Both sales and operating expenses were impacted by the recent hurricanes and severe weather in the Southeast markets. Street sales represented 50% of Broadline sales and proprietary brands comprised 25% of street sales year to date. Our previously disclosed new business rollouts continue to progress on schedule in the Broadline division. Although operating margins at Quality Foods continue to be significantly lower than our overall Broadline margins, we are encouraged with our progress to date and remain focused on driving incremental improvements in that operation."

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
Performance Food Group Reports Second Quarter Earnings
Page 2
November 2, 2004
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"Customized distribution sales climbed 13% during the quarter, driven by growth with existing customers in the segment," added Mr. Sledd. "Inflation was approximately 7% in the quarter. The segment experienced lower sales and increased costs as a result of hurricanes and severe weather in the Southeast markets during the quarter. The Customized division maintains its focus on adding new capacity in 2004 and 2005."

"The Fresh-cut segment recorded a 4% increase in sales during the quarter, while inflation was nominal for the quarter. Just as severe weather conditions affected our other business segments, the Fresh-cut segment results were also impacted by the hurricanes in the southeast markets. Sales were also affected in the quarter by slower category growth of retail packaged salads, which remains below historic levels. Despite slower growth in the category, our Fresh Express(R) packaged salads continue to gain market share while growing well ahead of the category growth rate. Our major initiative in Fresh-cut continues to be optimizing our production and logistics infrastructure as we transition away from certain non-value added foodservice business in favor of more stable, high volume retail and foodservice customers."

Mr. Sledd concluded, "We are pleased with our solid internal sales growth of 11.5% in the third quarter. We will continue to execute on our strategies to improve the profitability and efficiency of each of our business segments. Our balance sheet remains strong with a debt to capital ratio of approximately 25% at the end of the third quarter, excluding $110 million of interests in accounts receivable sold under our accounts receivable purchase facility. As previously announced, we completed the redemption of our outstanding convertible subordinated notes subsequent to the end of the quarter. Our free cash flow was $17.2 million for the quarter and $29.5 million year to date. We expect to achieve a solid improvement in fourth quarter operating earnings over the same period last year."

Performance Food Group markets and distributes more than 64,000 national and private label food and food-related products to approximately 48,000 restaurants, hotels, cafeterias, schools, healthcare facilities and other institutions. The Fresh Express(R) line is the industry leader and pioneer of fresh packaged salads. For more information on Performance Food Group, visit www.pfgc.com.

         Certain statements made herein are forward-looking statements under the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties and are based on current expectations and management's estimates; actual results may differ materially. The risks and uncertainties which could impact these statements include, but are not limited to, general economic conditions; the relatively low margins and economic sensitivity of the foodservice business; the Company's reliance on major customers; the level of demand for the company's fresh-cut products; the outcome of the Company's exploration of strategic alternatives for its fresh-cut business; the ability to identify and successfully complete acquisitions of other foodservice distributors; the Company's ability to successfully develop, produce and market new products and management of the Company's planned growth, including the Company's ability to successfully manage the transition of its sales mix and related production costs, all as detailed from time to time in the reports filed by the Company with the Securities and Exchange Commission

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
Performance Food Group Reports Second Quarter Earnings
Page 3
November 2, 2004
--------------------------------------------------------------------------------


                         PERFORMANCE FOOD GROUP COMPANY
                         UNAUDITED FINANCIAL HIGHLIGHTS

                                                               THREE MONTHS ENDED
                                                      ------------------------------------

                                                        OCTOBER 2,           SEPTEMBER 27,
                                                           2004                   2003
                                                      --------------        --------------
Net sales                                             $1,547,783,000        $1,388,334,000
Net earnings                                          $   17,763,000        $   21,604,000
Net earnings per share:
    Basic                                             $         0.38        $         0.47
    Diluted                                           $         0.37        $         0.44
Weighted average number of shares outstanding:
    Basic                                                 46,523,000            45,681,000
    Diluted                                               53,270,000            53,186,000

                                                                NINE MONTHS ENDED
                                                      ------------------------------------
                                                        OCTOBER 2,           SEPTEMBER 27,
                                                           2004                   2003
                                                      --------------        --------------

Net sales                                             $4,568,572,000        $4,024,322,000
Net earnings                                          $   44,035,000        $   61,968,000
Net earnings per share:
    Basic                                             $         0.95        $         1.36
    Diluted                                           $         0.93        $         1.28
Weighted average number of shares outstanding:
    Basic                                                 46,282,000            45,492,000
    Diluted                                               53,249,000            52,909,000

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
Performance Food Group Reports Second Quarter Earnings
Page 4
November 2, 2004
--------------------------------------------------------------------------------

PERFORMANCE FOOD GROUP COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS AND INCOME STATEMENTS (UNAUDITED) OCTOBER 2, 2004
(IN THOUSANDS, EXCEPT NET EARNINGS PER COMMON SHARE)

ASSETS                                                                                OCTOBER 2, 2004               JANUARY 3, 2004
------------------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents                                                               $      49,033                  $     38,916
Accounts and notes receivable, net, including
    retained interest in securitized receivables                                              263,904                       242,340
Inventories                                                                                   304,155                       257,198
Other current assets                                                                           40,117                        43,421
------------------------------------------------------------------------------------------------------------------------------------
    Total current assets                                                                      657,209                       581,875
------------------------------------------------------------------------------------------------------------------------------------
Property, plant and equipment, net                                                            384,357                       363,052
Goodwill, net                                                                                 584,900                       582,966
Other intangible assets, net                                                                  190,906                       196,814
Other assets                                                                                   15,788                        11,761
------------------------------------------------------------------------------------------------------------------------------------
    Total assets                                                                        $   1,833,160                  $  1,736,468
====================================================================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------------------------------------------------------------------------------------------------------
Checks in excess of deposits                                                            $     121,300                  $     81,797
Trade accounts payable                                                                        259,119                       235,392
Current installments of long-term debt                                                            911                         1,358
Other current liabilities                                                                     169,694                       150,377
------------------------------------------------------------------------------------------------------------------------------------
    Total current liabilities                                                                 551,024                       468,924
------------------------------------------------------------------------------------------------------------------------------------
Long-term debt, excluding current installments                                                289,366                       353,919
Deferred income taxes                                                                         128,879                       109,810
Shareholders' equity                                                                          863,891                       803,815
------------------------------------------------------------------------------------------------------------------------------------
    Total liabilities and shareholders' equity                                          $   1,833,160                  $  1,736,468
====================================================================================================================================

                                                       THREE MONTHS ENDED                            NINE MONTHS ENDED

                                              OCTOBER 2, 2004       SEPTEMBER 27, 2003     OCTOBER 2, 2004      SEPTEMBER 27, 2003
------------------------------------------------------------------------------------------------------------------------------------

Net sales                               $ 1,547,783    100.0%   $ 1,388,334    100.0%   $ 4,568,572    100.0%   $ 4,024,322   100.0%
Cost of goods sold                        1,316,378     85.0%     1,172,950     84.5%     3,883,248     85.0%     3,394,596    84.4%
-----------------------------------------------------------------------------------------------------------------------------------
   Gross profit                             231,405     15.0%       215,384     15.5%       685,324     15.0%       629,726    15.6%

Operating expenses                          197,649     12.8%       175,558     12.6%       599,510     13.1%       515,750    12.8%
-----------------------------------------------------------------------------------------------------------------------------------
   Operating profit                          33,756      2.2%        39,826      2.9%        85,814      1.9%       113,976     2.8%
Other income (expense):
   Interest expense                          (4,732)                 (4,714)                (14,267)                (14,459)      -
   Loss on sale of receivables                 (583)                   (478)                 (1,557)                 (1,180)      -
   Other, net                                   255                     212                   1,149                   1,612       -
-----------------------------------------------------------------------------------------------------------------------------------
     Other expense, net                      (5,060)    -0.3%        (4,980)    -0.4%       (14,675)    -0.3%       (14,027)   -0.3%
-----------------------------------------------------------------------------------------------------------------------------------
   Earnings before income taxes              28,696      1.9%        34,846      2.5%        71,139      1.6%        99,949     2.5%
Income taxes                                 10,933      0.8%        13,242      0.9%        27,104      0.6%        37,981     1.0%
-----------------------------------------------------------------------------------------------------------------------------------
   Net earnings                         $    17,763      1.1%   $    21,604      1.6%   $    44,035      1.0%   $    61,968     1.5%
===================================================================================================================================

Weighted average common
   shares outstanding                        46,523                  45,681                  46,282                  45,492       -
===================================================================================================================================

Basic net earnings per common share     $      0.38             $      0.47             $      0.95             $      1.36       -
===================================================================================================================================

Weighted average common shares and
   dilutive potential common shares
   outstanding                               53,270                  53,186                  53,249                  52,909       -
===================================================================================================================================

Diluted net earnings per common share   $      0.37             $      0.44             $      0.93             $      1.28       -
===================================================================================================================================


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
Performance Food Group Reports Second Quarter Earnings
Page 5
November 2, 2004
--------------------------------------------------------------------------------

                         PERFORMANCE FOOD GROUP COMPANY

                              2004 COMPARED TO 2003
                                   3RD QUARTER
                               SEGMENT DISCLOSURE

2004                                                                                             CORPORATE &
                                           BROADLINE         CUSTOMIZED         FRESH-CUT        INTERSEGMENT         CONSOLIDATED
------------------------------------------------------------------------------------------------------------------------------------
THIRD QUARTER

Net external sales                        $  797,011         $  509,815         $  240,957        $         -         $1,547,783
Intersegment sales                               152                 76              2,771             (2,999)                 -
Total sales                                  797,163            509,891            243,728             (2,999)         1,547,783
Operating profit                              20,737              5,922             13,395             (6,298)            33,756
    Operating profit margin                     2.60%              1.16%              5.50%                 -               2.18%
Total assets                                 849,032            166,121            666,556            151,451          1,833,160
Interest expense (income)                      3,013                210              5,026             (3,517)             4,732
Loss (gain) on sale of receivables             1,828                656                  -             (1,901)               583
Depreciation                                   3,256              1,072              7,430                944             12,702
Amortization                                     908                  -              1,121                  -              2,029
Capital expenditures                           1,878              6,252              6,467              1,094             15,691

2003                                                                                             CORPORATE &
                                           BROADLINE         CUSTOMIZED         FRESH-CUT        INTERSEGMENT         CONSOLIDATED
------------------------------------------------------------------------------------------------------------------------------------
THIRD QUARTER

Net external sales                        $  707,413         $  450,866         $  230,055        $         -         $1,388,334
Intersegment sales                               229                 75              4,136             (4,440)                 -
Total sales                                  707,642            450,941            234,191             (4,440)         1,388,334
Operating profit                              19,508              5,682             18,001             (3,365)            39,826
    Operating profit margin                     2.76%              1.26%              7.69%                 -               2.87%
Total assets                                 768,050            130,359            651,689            114,912          1,665,010
Interest expense (income)                      2,892                124              4,569             (2,871)             4,714
Loss (gain) on sale of receivables             1,489                547                  -             (1,558)               478
Depreciation                                   3,449                989              5,786                538             10,762
Amortization                                     931                  -              1,135                  -              2,066
Capital expenditures                           2,776              2,916              8,996              1,700             16,388


                                    - MORE -

                         PERFORMANCE FOOD GROUP COMPANY

                              2004 COMPARED TO 2003
                                  YEAR-TO-DATE
                               SEGMENT DISCLOSURE

2004                                                                                             CORPORATE &
                                           BROADLINE         CUSTOMIZED         FRESH-CUT        INTERSEGMENT         CONSOLIDATED
------------------------------------------------------------------------------------------------------------------------------------
YEAR-TO-DATE

Net external sales                        $2,295,746         $1,528,480         $  744,346        $         -         $4,568,572
Intersegment sales                               607                230             10,623            (11,460)                 -
Total sales                                2,296,353          1,528,710            754,969            (11,460)         4,568,572
Operating profit                              51,317             15,485             40,449            (21,437)            85,814
    Operating profit margin                     2.23%              1.01%              5.36%                 -               1.88%
Total assets                                 849,032            166,121            666,556            151,451          1,833,160
Interest expense (income)                      8,815                529             14,288             (9,365)            14,267
Loss (gain) on sale of receivables             5,879              1,973                  -             (6,295)             1,557
Depreciation                                   9,879              3,216             21,211              2,529             36,835
Amortization                                   2,716                  -              3,384                  -              6,100
Capital expenditures                           5,991             11,832             36,742              4,025             58,590

2003                                                                                             CORPORATE &
                                           BROADLINE         CUSTOMIZED         FRESH-CUT        INTERSEGMENT         CONSOLIDATED
------------------------------------------------------------------------------------------------------------------------------------
YEAR-TO-DATE

Net external sales                        $2,037,791         $1,306,272         $  680,259        $         -         $4,024,322
Intersegment sales                               701                275             12,409            (13,385)                 -
Total sales                                2,038,492          1,306,547            692,668            (13,385)         4,024,322
Operating profit                              52,090             16,510             57,770            (12,394)           113,976
    Operating profit margin                     2.56%              1.26%              8.34%                 -               2.83%
Total assets                                 768,050            130,359            651,689            114,912          1,665,010
Interest expense (income)                     10,451                240             14,165            (10,397)            14,459
Loss (gain) on sale of receivables             4,050              1,618                  -             (4,488)             1,180
Depreciation                                  10,480              2,708             16,676              1,491             31,355
Amortization                                   2,816                  -              3,394                  -              6,210
Capital expenditures                          11,031             19,183             36,940              2,355             69,509


                                     - END-